EXHIBIT 24.1


                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                        /s/Michael R. Farris
                                        ------------------------------------
                                        Name: Michael R. Farris

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                         /s/ Gregory L. Wilson
                                         ----------------------------------
                                         Name: Gregory L. Wilson

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                    /s/ Francis E. O'Donnell, Jr., M.D.
                                    ---------------------------------------
                                    Name:  Francis E. O'Donnell, Jr., M.D.

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                        /s/J. Richard Crowley
                                        -----------------------------------
                                        Name: J. Richard Crowley

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                  /s/ Emanuela Dobrin-Charlton, Ph.D.
                                  ----------------------------------------
                                  Name:  Emanuela Dobrin-Charlton, Ph.D.

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                      /s/ Thomas Quinn
                                      -------------------------------------
                                      Name: Thomas Quinn

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                      /s/ Richard C. Lutzy
                                      -------------------------------------
                                      Name: Richard C. Lutzy

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (collectively, the "Registration Statement") relating to the offer and sale of up to 750,000 shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation, issuable upon the exercise of outstanding options to purchase shares of Common Stock, together with any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of November, 1996.



                                       /s/ David T. Pieroni
                                       ------------------------------------
                                       Name: David T. Pieroni